SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2003

THORNBURG MORTGAGE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11914	85-0404134
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

150 Washington Avenue, Suite 302
Santa Fe, New Mexico	87501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A
(Former name or former address, if changed since last report.)

Item 9 Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EX-99.1 Business Presentation

Item 9 Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in the Business Presentation, dated January 30, 2003, which includes a description of certain strategic objectives for the years 2003 to 2005, a copy of which is included as Exhibit 99.1.

     The Business Presentation in Exhibit 99.1 includes forward-looking statements within the meaning of the federal securities laws. Actual results and developments could differ materially from those expressed in or contemplated by the forward-looking statements due to a number of factors, including general economic conditions, interest rates, the availability of adjustable-rate mortgage securities and loans for acquisition, and other risk factors discussed in the registrant’s SEC filings. The registrant does not undertake to update, revise or correct any of the forward-looking information.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: January 30, 2003	By:	/s/ Richard P. Story

Richard P. Story, Executive
Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

EXHIBIT	NAME OF
NUMBER	EXHIBIT

99.1	Business Presentation